2005 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

25
20
15
10
5
-
(millions)
1984
1989
1994
1999
2004
Telco

SHENTEL

Revenue Comparison 1984-2004

(millions)
45
40
35
30
25
20
15
10
5
-
1984
1989
1994
1999
2004
Telco
Catv
Shentel
Mobile
Others

SHENTEL

Revenue Comparison 1984-2004

140
120
100
80
60
40
20
-
(millions)
1984
1989
1994
1999
2004
Telco
Catv
Shentel
Mobile
Others
PCS
SHENTEL

Revenue Comparison 1984-2004

12.0
10.0
8.0
6.0
4.0
2.0
0.0
-2.0
-4.0
(millions)
1984
1989
1994
1999
2004
Telco
Catv
Shentel
PCS
Mobile
All others

SHENTEL

Income Comparison 1984-2004

Subscribers (thousands)
Jan-01
Apr-01
Jul-01
Oct-01
Jan-02
Apr-02
Jul-02
Oct-02
Jan-03
Apr-03
Jul-03
Oct-03
Jan-04
Apr-04
Jul-04
Oct-04
Jan-05

SHENTEL

PCS Customers

0

20

40

60

80

100

120

140

160

Retail

Wholesale

Management Team

Circle of Excellence

NTC COMMUNICATIONS

Towson
WEST VIRGINIA
Edinburg
MARYLAND
Harrisonburg
Charlottesville
Farmville
VIRGINIA
KENTUCKY
Blacksburg
Chapel Hill
Raleigh
Greensboro
Greenville
NORTH CAROLINA
Charlotte
TENNESSEE
Wilmington
SOUTH CAROLINA
Oxford
Athens
Beaufort
MISSISSIPPI
ALABAMA
GEORGIA
Bluffton
Valdosta
Tallahassee
Gainesville
Orlando
FLORIDA

SHENTEL

25.8

12.2

13.6

Revenues

  ($ billions)

38.5

69.5

Proforma

15.3

23.2

Subscribers

  (millions)

33.3

36.9

Market Cap

  ($ billions)

NXTL

(NASDAQ)

FON

(NYSE)

Ticker
Symbol

Industry Consolidation

Source: The Wireless Advisor, Dec. 2004

200
150
100
50
0
1999
2000
2001
2002
2003
2004
SHENANDOAH TELECOMMUNICATIONS COMPANY
NASDAQ U.S. INDEX
S&P 500 INTEGRATED TELECOMMUNICATION SERVICES
NASDAQ TELECOMMUNICATIONS

SHENTEL

Total Return - 5 Years

2005 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY

Comparative Results
(in millions, except EPS)

$1.34

$10.2

2004

$(2.88)

$4.22

Earnings Per Share (EPS)

$(21.9)

$32.1

Consolidated Net Income

Change

2003

Impact of Discontinued
Operations
(in millions, except EPS)

$ 0.5 )

$ 9.7

$10.2

Net Income – Continuing

     Operations

$0.06 )

$1.28

$1.34

Earnings Per Share

22.4 )

22.4

     -

Less Discontinued Cellular

     Operations

  $(21.9)

  $32.1

   $10.2

Consolidated Net Income

Change

2003

2004

Operating Income Results
(in millions)

    $  19.6

101.4

$121.0

2004

$ 1.0

$ 18.6

Operating Income

14.4

87.0

Operating Expense

$15.4

$105.6

Revenue

Change

2003

Revenue
(in millions)

  $  83.2

30.7

   7.1

$121.0

2004

$  13.6

1.7

  0.1

$ 15.4

$  69.6

29.0

   7.0

$105.6

Wireless

Wireline

Other

        Total

Change

2003

Year End Customers

Telephone

Cable

Long Distance

PCS

    Retail

    Wholesale

Internet

    Dial Up

     DSL

Change

(186)

(65)

392)

17,474)

14,479)

(2,369)

1,348)

2003

24,877

8,696

9,526

85,139

12,858

17,420

1,298

2004

24,691

8,631

9,918

102,613

27,337

15,051

2,646

Operating Expenses
(in millions)

$ 15.8

36.3

19.0

30.3

$101.4

2004

$ 2.4

4.6

2.4

5.0

$14.4

$13.4

31.7

16.6

25.3

$87.0

Cost of Goods

Network Operating

Depreciation

Selling, General &

    Administration

Total

Change

2003

Business Segments
Net Income
(in millions)

   (1.2)

$10.2)

7.3)

$4.1)

2004

(2.0)

$0.5)

0.8

$9.7

Other

      Total

(0.6)

7.9

Wireline

$3.1)

$1.0

Wireless

Change

2003

$16.4
Discontinued Cellular Ops
Continuing Ops
$9.9
$10.6
$10.2
$4.5
(Millions)
$9.7
$9.8
$5.1
($3.0)
2000
2001
2002
2003
2004

SHENTEL

Net Income
Excluding the Sale Proceeds of VA-10

Discontinued Cellular Ops
Major Issues
Continuing Ops
(Millions)
$9.9
$4.3
$16.4
$7.9
$4.5
($6.5)
$10.6
$1.0
$10.2
($0.7)
2000
2001
2002
2003
2004

SHENTEL

Net Income
Excluding the Sale Proceeds of VA-10

Sale
VA-6

Gain
Verisign
Stock

Major
Issues:

Loss
Verisign
Stock

Sprint Settlement
& Other
Adjustments

Sarbanes/
Oxley

Discontinued Cellular Ops
Continuing Ops
(Millions)
$5.6
$0.8
$8.5
$1.8
$11.0
$3.5
$9.6
$8.8
$10.9
2000
2001
2002
2003
2004

SHENTEL

Net Income
Excluding the Sale Proceeds of VA-10
Normalized for the Major Issues

Q1 Results
(in millions)

$3.7

2.1

  0.9

$6.7

$1.8

1.5

0.8

2.3

$6.4

$0.3

$18.9

7.1

1.7

$27.7

$  3.7

8.3

4.3

7.1

$23.4

$  4.3

$22.6

9.2

   2.6

$34.4

$  5.5

9.8

5.1

9.4

$29.8

$  4.6

Revenue  – Wireless

                 – Wireline

                 – Other

                            Total

Expenses – Cost of Goods

                 – Network Operating

                 – Depreciation

                 – SG & A

                              Total

Operating Income

2005

Change

2004

Q1 Results
(in millions)

     $0.1

       0.2

0.1

     --

     $0.3

       0.3

Change

    $2.3

      0.2

      0.8

      1.4

    $4.3

        --

2004

    $2.4

      0.4

      0.9

      1.4

    $4.6

  (0.3)

2005

Net Income

Other Income

Interest Expense

Income Taxes

Operating Income

Loss on Investments

2005
CUSTOMER SURVEY

Conducted in February 2005

By

Polk-Lepson Research Group

Evaluation of Shentel’s Telephone Service

  1.2%

  6.1%

92.7%

4.61

Courtesy and professionalism of technicians

  2.0%

12.5%

85.5%

4.29

Overall rating

27.5%

23.1%

49.5%

3.32

Reasonableness of long distance rates

  3.8%

26.5%

69.8%

3.95

Value of service versus price

  5.5%

26.6%

71.7%

3.99

Reasonableness of local rates

  2.9%

11.9%

85.2%

4.33

Clarity of sound

  1.9%

10.4%

87.7%

4.39

Speed of restoring service

  2.3%

  7.5%

90.2%

4.43

Ability to restore service

  3.0%

7.7%

89.2%

4.44

Rarely experience problems

Score of

1 & 2

Score
3

Score

5 & 4

Mean

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of Shentel’s Cable Television Service

  9.7%

28.2%

62.2%

3.77

Overall rating

26.4%

28.0%

45.6%

3.31

Reasonableness of price

15.6%

26.3%

58.1%

3.66

Choice of packages

13.7%

25.8%

60.6%

3.72

Options within your budget

10.1%

26.1%

62.7%

3.81

Variety of programming

  8.7%

22.0%

69.3%

3.90

Shows you want to watch

  6.6%

17.18%

75.6%

4.09

Quality of picture

Score of

1 & 2

Score of 3

Score of

5 & 4

Mean

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of Shentel’s Internet Service

  7.5%

25.8%

66.8%

3.83

Overall rating

21.2%

28.3%

50.4%

3.45

Notification of viruses

15.4%

26.2%

58.4%

3.63

Speed of accessing Internet

13.3%

26.2%

58.3%

3.65

Reasonableness of rates

  9.5%

25.4%

65.2%

3.85

Infrequency of down time

  7.2%

19.3%

73.5%

4.05

Quality of support service

  6.3%

19.6%

74.1%

4.06

Access support service

Score of

1 & 2

Score of
3

Score
of

5 & 4

Mean

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of Shentel’s Service and Installation

  1.2%

  8.4%

91.7%

4.52

Overall rating

  2.0%

10.7%

89.3%

4.44

Ease of arranging service and
installation

  1.2%

  8.9%

91.1%

4.51

Work done at scheduled time

  1.2%

  9.5%

90.5%

4.53

Technicians following your directions

  0.9%

  7.0%

92.9%

4.57

Knowledgeable service technicians

  1.2%

  7.3%

92.7%

4.60

Professionalism of technicians

  0.9%

  5.5%

94.5%

4.64

Courtesy and politeness of technicians

Score
of

1 & 2

Score of
3

Score of

5 & 4

Mean

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of Shentel’s Customer Service

  2.3%

  7.6%

90.1%

4.46

Overall rating

  4.3%

9.3%

86.4%

4.33

Ability of staff to correct problems

  2.6%

10.9%

86.6%

4.36

Returns your calls promptly

  2.1%

8.6%

89.3%

4.44

Ease of reaching customer service

  1.7%

  8.0%

90.3%

4.50

Transfers you to correct person

  1.9%

7.8%

90.4%

4.52

Treats you with respect

  1.7%

  6.9%

91.4%

4.55

Politeness and courteousness

Score of

1 & 2

Score
of 3

Score
of

5 & 4

Mean

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Overall Rating of Shentel

2.0%

11.6%

86.4%

4.33

Overall rating of Shentel

Score of

1 & 2

Score of 3

Score of

5 & 4

Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Would Recommend Shentel

11.1%

88.9%

As an Internet service provider

14.7%

85.3%

As a cable service provider

  3.1%

96.9%

As a telephone service provider

Would Not
Recommend
Shentel

Would
Recommend
Shentel

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of NTC’S Service and Installation

  6.2%

20.5%

73.3%

3.99

Overall rating

  8.1%

16.5%

75.4%

4.02

Technicians following your directions

  6.1%

15.9%

78.0%

4.03

Ease of arranging service

  9.2%

13.3%

77.4%

4.05

Service done at scheduled time

  7.6%

13.9%

78.5%

4.08

Knowledgeable technicians

  6.6%

14.1%

79.3%

4.08

Professionalism of  technicians

  5.7%

12.7%

81.5%

4.15

Courtesy and politeness of technicians

Score of

1 & 2

Score
of  3

Score 5
& 4 of

Mean
Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Evaluation of NTC’s Customer Service

16.1%

26.7%

57.1%

3.54

Overall rating of NTC’s
Customer Service

27.2%

29.7%

43.0%

3.23

Returns your calls promptly

20.8%

28.2%

51.0%

3.39

Ease of reaching customer service

21.4%

25.4%

53.1%

3.42

Ability to correct problems

16.0%

19.8%

64.2%

3.67

Treats you with respect

14.7%

20.8%

64.5%

3.72

Transfers you to correct person

13.2%

20.5%

66.3%

3.77

Politeness and courteousness

Score of

1 & 2

Score
of  3

Score of

5 & 4

Mean
Average

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Overall Rating of NTC

12.9%

30.8%

56.3%

3.60

Overall rating of NTC

Score of

1 &  2

Score of
3

Score of 5 & 4

Mean Average

JMU

Score of

1 &  2

Score of  3

Score of 5 &
4

  7.4%

29.3%

63.2%

3.80

Overall rating of NTC

Mean Average

17.1%

32.1%

50.8%

3.45

Overall rating of NTC

Score of

1 &  2

Score of  3

Score of 5 &
4

Mean Average

VA Tech

Source:  Polk-Lepson Research Group

Rating:  5 -Excellent      4 -Very Good    3-Average     2- Needs Improvement    1 - Poor

Disclosure Regarding
Forward-Looking Statements

This presentation includes “forward-looking statements” within the meaning of Section 27A of the
Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, regarding, among other things, our business strategy, our prospects and our financial position.  These statements can be identified by the use of forward-looking terminology such as “believes,”
“estimates,” “expects,” “intends,” “may,” “will,” “should,” “could,” or “anticipates” or the negative or other variation of these similar words, or by discussions of strategy or risks and uncertainties.  Forward-looking statements in this presentation may include, among others, statements concerning:

                                - projections of our future results of operations, cash flows or financial condition; and

                                - our business strategy and our ability to capitalize on any of our competitive strengths.

The expectations reflected in these forward-looking statements are inherently subject to risks, uncertainties and assumptions about us and our subsidiaries and we cannot assure you that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from the forward-looking statements made herein are set forth in our filings with the
Securities and Exchange Commission and include, without limitation, risks related to the following:

                                - increasing competition in the communications industry; and

                                - a complex and uncertain regulatory environment.

All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this presentation.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.  In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this presentation might not occur.

Regulation G Disclosure

            This presentation references historical information
excluding significant one time events, which had a
material impact on the financial statements of the
Company.  This information is provided to assist the
reader in understanding the core operations of the
Company.  This information is not consistent with
GAAP (Generally Accepted Accounting Principles)
and should not be used to evaluate the financial
position of the Company.

Shentel Converged
Services / NTC
Business Overview

Towson
WEST VIRGINIA
Edinburg
MARYLAND
Harrisonburg
Charlottesville
Farmville
KENTUCKY
VIRGINIA
Blacksburg
Chapel Hill
Raleigh
Greensboro
Greenville
NORTH CAROLINA
Charlotte
TENNESSEE
Wilmington
SOUTH CAROLINA
Oxford
Athens
Beaufort
MISSISSIPPI
ALABAMA
GEORGIA
Bluffton
Valdosta
Tallahassee
Gainesville
Orlando
FLORIDA

SHENTEL

NTC Acquisition

Original Shentel investment in 2001

Off-Campus Student Housing Focus

Student Demographic = High Demand

CATV, Telephone, Internet Bundle

➢

➢

➢

	Accounts	Internet Customers	CATV Customers	Telephone Customers
Bulk Properties	40	9,527	2,893	6,002
Retail Properties	11,546	11,419	5,577	3,725
Totals	**11,586**	**20,946**	**8,470**	**9,727**

SHENTEL

NTC – Key Statistics

Serving 13 Colleges, 112 Properties, 7 Southeast States

70% of Properties in Harrisonburg, VA & Blacksburg, VA

2005 Q1 Revenues $2.3 Million

Customer Segments

NTC Business Plan

Exclusive, Long-Term Contracts

Equipment & Wiring Investment

“Bulk” or “Retail” Billing

“Bundled” Services & Pricing

Easy to buy – “Plug In and Go!”

Local Market Service Technicians

Close Property Manager Relationships

Advanced Technologies

Strategic Fit for Shentel

Consistent with Shentel Diversification Strategy

Shentel strength building & operating Internet, TV, & Phone Services

Natural Southeast Expansion of Shentel Serving Area

New “High-Tech” Customer Base & New Revenue Stream

Cost Reduction & Centralization into Shentel Operating Functions

Credibility in the Fast-Growing Multi-Tenant Housing Industry

Easy expansion to Non-Student Housing in existing Markets

Converged
Bundle

Work to Do

Managing Decentralized Personnel & Remote Locations

College Student Demands…bandwidth, customer service hours, price

Revenue & Installation Seasonality of School Year

Acclimation of NTC people & processes into Shentel

Driving Improvements in Service Quality & Customer Satisfaction

Offsetting decline of traditional Telephone demand with the “Bundle”

Managing Long Sales Cycle and Construction Schedules

The Growth Opportunity

Better Penetration in Existing Markets including Non-Student Apts

“Purposeful” Property Selection to improve Economics of each market

Expand Model to New High-Density Housing on Shentel’s Fiber Route

Trial New Technology Services to “early adopter” Customer base

Local Sales Presence and Revenue Accountability

Student-Oriented Multi-Tenant Housing

Residential Multi-Tenant & High Density
“Fiber to the Home” Communities

2005 ANNUAL
SHAREHOLDERS
MEETING

SHENANDOAH
TELECOMMUNICATIONS
COMPANY